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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) OCTOBER 15, 2001


                      WASHINGTON GROUP INTERNATIONAL, INC.
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               (Exact Name of Registrant as Specified in Charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


       1-12054                                            35-0565601
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(Commission File Number)                       (IRS Employer Identification No.)


    720 PARK BOULEVARD, BOISE, IDAHO                                    83729
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(Address of Principal Executive Offices)                              (Zip Code)


         Registrant's telephone number, including area code 208-386-5000




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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     Washington Group International, Inc. will not file its quarterly report on Form 10-Q for the quarterly period ended August 31, 2001 by October 15, 2001, the prescribed due date for such filing, because it needs additional time to prepare the consolidated financial statements and related disclosures required to be included therein.

     As previously reported, on May 14, 2001, Washington Group International, Inc. and several of its direct and indirect subsidiaries filed voluntary petitions to reorganize under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Nevada in Reno.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WASHINGTON GROUP INTERNATIONAL, INC.


                                        By: /s/ Craig G. Taylor
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                                            Craig G. Taylor
                                            Secretary

October 15, 2001

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